APPLEBEE'S INTERNATIONAL, INC.
                          1999 EMPLOYEE INCENTIVE PLAN


                                    SECTION 1

                              PURPOSE AND DURATION

         1.1 Effective Date.  This Plan shall become  effective on May 13, 1999.

         1.2 Purpose of this Plan. This Plan permits the grant of Nonqualified Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares. This Plan is intended to attract, motivate, and retain employees of the Company and its Affiliates. This Plan also is designed to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company's stockholders.

                                    SECTION 2

                                   DEFINITIONS

         The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

         "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

         "Affiliated SAR" means an SAR that is granted in connection with a related Option, and that automatically will be deemed to be exercised at the same time that the related Option is exercised.

         "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

         "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

         "Board" or "Board of Directors" means the Board of Directors of the Company.

         "Change in  Control"  shall have the  meaning  assigned to such term in
Section 12.2.

         "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.



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


         "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer this Plan.

         "Company" means Applebee's International, Inc., a Delaware corporation, and any successor thereto.

         "Director" means any individual who is a member of the Board of Directors of the Company.

         "Disability" means a permanent and total disability, provided that the Committee in its sole discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

         "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, provided, however, that no employee of the Company or of an Affiliate with the title of Vice-President or higher shall be considered an employee for purposes of this Plan.

         "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

         "Fair Market Value" means the last quoted per share selling price at which Shares are traded on any given date, or if no Shares are traded on such date, the most recent prior date on which Shares were traded, as reported in The Wall Street Journal. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

         "Fiscal Year" means the fiscal year of the Company.

         "Freestanding SAR" means a SAR that is granted independently of any Option.

         "Grant Date" means, with respect to an Award, the date that the Award was granted.

         "Nonqualified Stock Option" means an Option to purchase Shares which is not an incentive stock option under Section 422 of the Code.

         "Option" means a Nonqualified Stock Option.

         "Participant" means an Employee who has an outstanding Award.

         "Performance  Period"  shall have the meaning  assigned to such term in
Section 8.3.

         "Performance Share" means an Award granted to a Participant pursuant to
Section 8.


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

         "Performance Unit" means an Award granted to a Participant  pursuant to
Section 8.

         "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance or the occurrence of other events as determined by the Committee in its sole discretion.

         "Plan" means the Applebee's International, Inc. 1999 Employee Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

         "Restricted Stock" means an Award granted to a Participant  pursuant to
Section 7.

         "Retirement" means a Termination of Service by reason of the Employee's retirement if (a) the Employee has been a full time Employee of the Company or of any Affiliate for at least five (5) consecutive years immediately prior to the date of such retirement, and (b) the age of the Employee on the date of such retirement when added to the total number of years for which the Employee was a full time Employee of the Company or of any Affiliate equals 60. For these purposes, employment by a company or business acquired by the Company or an Affiliate prior to such acquisition shall be counted as full time employment by the Company or an Affiliate.

         "Shares" means the shares of common stock of the Company.

         "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that is designated as a SAR pursuant to
Section 6.

         "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

         "Termination of Service" means a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, Retirement or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reemployment by the Company or an Affiliate.

                                    SECTION 3

                                 ADMINISTRATION

         3.1 The Committee. This Plan shall be administered by the Committee that administers the Applebee's International, Inc., 1995 Equity Incentive Plan.

         3.2 Authority of the Committee. It shall be the duty of the Committee to administer this Plan in accordance with its provisions. The Committee shall have all powers and discretion necessary or appropriate to administer this Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret this Plan and the Awards, (d) adopt rules for the administration, interpretation and application of this Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.


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

         3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more directors or officers of the Company.

         3.4 Decisions Binding. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 3.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                    SECTION 4

                           SHARES SUBJECT TO THIS PLAN

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under this Plan shall not exceed 333,000. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

         4.2 Lapsed Awards. If an Award is settled in cash, or is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award thereafter shall be available to be the subject of an Award.

         4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

         4.4 Adjustments upon Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Board of Directors, in its discretion, may require the successor corporation to either (i) assume each outstanding Award or
(ii) substitute an equivalent award by the successor corporation or a Parent or Subsidiary of the successor corporation. If an Award is not assumed or substituted in the event of a merger or sale of assets, the Award shall become immediately exercisable and the Committee shall notify the Participant that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period unless exercised. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, equal consideration (whether stock, cash, or other securities or property) as received in the merger or sale of assets by holders of each Share of common stock held on the effective date of the transaction (and if holders of Shares were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.


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

                                    SECTION 5

                                  STOCK OPTIONS

         5.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Employees at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 50,000 Shares.

         5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

                  5.3.1 Nonqualified Stock Options. The Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.


                  5.3.2 Substitute  Options.  Notwithstanding  the provisions of
         Sections 5.3.1, in the event that the Company or an Affiliate consummates a transaction in which persons may become Employees on account of such transaction, such persons may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

         5.4 Expiration of Options.

                  5.4.1 Expiration Dates. Each Option shall terminate upon the earlier of the first to occur of the following events: (a) The date for termination of the Option set forth in the Award Agreement; or

                           (b) The expiration of ten (10) years from the Grant Date; or

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


                           (c) The expiration of one (1) year from the date of the Optionee's Termination of Service for a reason other than the Optionee's death, Disability or Retirement; or

                           (d) The expiration of three (3) years from the date of the Optionee's Termination of Service by reason of Disability or death; or

                           (e) The expiration of three (3) years from the date of the Optionee's Retirement.

                  5.4.2 Committee Discretion. Subject to the limits of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and
         (b) may, after an Option is granted, extend the maximum term of the Option.

         5.5 Exercisability of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

         5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines (i) to provide legal consideration for the Shares, and
(ii) to be consistent with the purposes of this Plan.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

           5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.


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

                                    SECTION 6

                            STOCK APPRECIATION RIGHTS

         6.1 Grant of SARs. Subject to the terms and conditions of this Plan, an SAR may be granted to Employees at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

                  6.1.1 Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 50,000 Shares.

                  6.1.2 Exercise Price and Other Terms. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan; provided, however, that the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

         6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         6.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

         6.4  Exercise  of  Freestanding   SARs.   Freestanding  SARs  shall  be
exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

         6.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         6.6 Expiration of SARs. An SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the Award Agreement. Notwithstanding the foregoing, the terms and provisions of Section 5.4 also shall apply to SARs.

         6.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                  (a) The positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

                  (b) The number of Shares with respect to which the SAR is exercised.

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


At the sole discretion of the Committee, the payment upon an SAR exercise may be in cash, in Shares of equivalent value, or in any combination thereof.

                                    SECTION 7

                                RESTRICTED STOCK

         7.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant; provided, however, that during any Fiscal Year, no Participant shall receive more than 50,000 Shares of Restricted Stock.

         7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee, in its sole discretion, determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the end of the applicable Period of Restriction.

         7.3 Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction.

         7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 7.4.

                  7.4.1 General Restrictions. The Committee may set restrictions based upon (a) the achievement of specific performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion.

                  7.4.2 Legend on Certificates. The Committee, in its sole discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

                  "THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE APPLEBEE'S INTERNATIONAL, INC. 1999 EMPLOYEE INCENTIVE PLAN, AND IN A RESTRICTED STOCK
                  AGREEMENT. A COPY OF THIS PLAN AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF APPLEBEE'S INTERNATIONAL, INC."


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


         7.5  Removal of  Restrictions.  Except as  otherwise  provided  in this
Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable after the end of the applicable Period of Restriction. The Committee, in its sole discretion, may accelerate the time at which any restrictions shall lapse and remove any restrictions. After the end of the applicable Period of Restriction, the Participant shall be entitled to have any legend or legends under Section
7.4.2 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

         7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

         7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the applicable Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         7.8 Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under this Plan.

                                    SECTION 8

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant; provided, however, that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $250,000, and (b) no Participant shall receive more than 50,000 Performance Shares.

         8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

         8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the "Performance Period." Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.


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


         8.4 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

         8.5 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the end of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the end of the applicable Performance Period), or in any combination thereof.

         8.6 Cancellation of Performance Units/Shares. On the earlier of date set forth in the Award Agreement or the Participant's Termination of Service (other than by death, Disability or Retirement), all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and thereafter shall be available for grant under this Plan. In the event of a Participant's death, Disability or Retirement, prior to the end of a Performance Period, the Committee shall reduce his or her Performance Units or Performance Shares proportionately based on the date of such Termination of Service.

                                    SECTION 9

                                  MISCELLANEOUS

         9.1 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

         9.2 No Effect on Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by an applicable employment agreement between the Participant and the Company or its Affiliate, as the case may be.

         9.3 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         9.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         9.5 Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

         9.6 Beneficiary Designations. If permitted by the Committee, a Participant under this Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

         9.7 Nontransferability of Awards. No Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 9.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

         9.8 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

                                   SECTION 10

                      AMENDMENT, TERMINATION, AND DURATION

         10.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate this Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of this Plan.

         10.2 Duration of this Plan. This Plan shall become effective on the date specified herein and, subject to Section 10.1 (regarding the Board's right to amend or terminate this Plan), shall remain in effect thereafter.


                                   SECTION 11

                                 TAX WITHHOLDING

         11.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

         11.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or
(b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                   SECTION 12

                                CHANGE IN CONTROL

         12.1 Change in Control. In the event of a Change in Control of the Company, all Awards granted under this Plan that then are outstanding and not then exercisable or are subject to restrictions, shall, unless otherwise provided for in the Agreements applicable thereto, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Agreements.

         12.2 Definition. For purposes of Section 12.1 above, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied, unless such condition shall have received prior approval of a majority vote of the Continuing Directors, as defined below, indicating that Section 12.1 shall not apply thereto:

                  12.2.1 any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

                  12.2.2 during any period of two consecutive years (not including any period prior to the Effective Date of this Plan), individuals ("Existing Directors") who at the beginning of such period constitute the Board of Directors, and any new director (an "Approved Director") (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 12.2.1, 12.2.2 or 12.2.3) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election previously was so approved (Existing Directors together with Approved Directors constituting "Continuing Directors"), cease for any reason to constitute at least a majority of the Board of Directors; or

                  12.2.3 the stockholders of the Company approve a merger or consolidation of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger in which no "person" (as defined in Section 12.2.1) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

         (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                                   SECTION 13

                               LEGAL CONSTRUCTION

         13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         13.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         13.3 Requirements of Law. The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

         13.4 Governing Law. This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Kansas (excluding its conflict of laws provisions).

         13.5  Captions.   Captions  are  provided  herein  for  convenience  of
reference  only,  and  shall  not  serve  as  a  basis  for   interpretation  or
construction of this Plan.

                         APPLEBEE'S INTERNATIONAL, INC.
                          1999 EMPLOYEE INCENTIVE PLAN
                                    AMENDMENT



         THIS AMENDMENT TO THE APPLEBEE'S INTERNATIONAL, INC. 1999 EMPLOYEE INCENTIVE PLAN (the "Plan") is made effective this 9th day of March, 2001.

         WHEREAS, the Plan contains certain provisions regarding the number of shares of common stock available for awards; and

         WHEREAS, at a regular meeting of the Board of Directors held on March 9, 2001, the Board agreed to a revision of the Plan, as hereinafter set forth.

         NOW, THEREFORE, the Plan is hereby amended as follows:

1. That Section 4.1 of the Plan is amended to increase the number of shares available for grant from 530,000 to 730,000.

         IN WITNESS WHEREOF, the Plan has been amended as of the day and year first above written.



                                          APPLEBEE'S INTERNATIONAL, INC.




                                       By: _______________________________
                                    Title: ______________________________

                         APPLEBEE'S INTERNATIONAL, INC.
                          1999 EMPLOYEE INCENTIVE PLAN
                                    AMENDMENT



         THIS AMENDMENT TO THE APPLEBEE'S INTERNATIONAL, INC. 1999 EMPLOYEE INCENTIVE PLAN (the "Plan") is made effective this 13th day of December, 2001.

         WHEREAS, the Plan contains certain provisions regarding the number of shares of common stock available for awards and the definition of "Retirement"; and

         WHEREAS, at a regular meeting of the Board of Directors held on December 13, 2001, the Board agreed to a revision of the Plan, as hereinafter set forth.

         NOW, THEREFORE, the Plan is amended as follows:

1. Section 2 of the Plan is amended to delete therefrom the definition of the term "Retirement" as it currently appears and insert in its place and stead the following:

                    "Retirement" means a Termination of Service by reason of the Employee's retirement at or after the Employee reach age 65 or as otherwise specifically provided in the option grant agreement as determined by the Committee."

2. Section 4.1 of the Plan is amended to increase the number of shares available for grant from 1,095,000 (post-split) to 1,395,000.

         IN WITNESS WHEREOF, the Plan has been amended as of the day and year first above written.



                                         APPLEBEE'S INTERNATIONAL, INC.




                                    By: _______________________________
                                 Title: ______________________________